Exhibit 10.1

Execution Version

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 28, 2017, is by and among Atlas Energy Group, LLC, a Delaware limited liability company (the “Parent”), New Atlas Holdings, LLC, a Delaware limited liability company (the “Borrower”), Atlas Lightfoot, LLC, a Delaware limited liability company (“Atlas Lightfoot”), Titan Energy Management, LLC, a Delaware limited liability company (“Titan Management”), the Lenders party hereto and Riverstone Credit Partners, L.P. (“Riverstone”), as Administrative Agent (the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”).

RECITALS:

A. The Borrower, the Parent, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 10, 2015 (as amended by that certain Amendment to Credit Agreement, dated as of August 24, 2015, Second Amendment to Credit Agreement, dated as of January 20, 2016, Third Amendment to Credit Agreement and First Amendment to Security Agreement, dated as of March 30, 2016, Fourth Amendment to Credit Agreement, dated October 6, 2016 and Extension Letter, dated September 29, 2017 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Original Credit Agreement” and as further amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have provided certain Commitments (subject to the terms and conditions thereof) to the Borrower.

B. The Borrower has requested that the Administrative Agent and Majority Lenders, and the Administrative Agent and the Lenders party hereto (pursuant to the terms hereof) have agreed to, amend each of the Original Credit Agreement as set forth herein.

C. The Lenders signatory hereto and the Administrative Agent are willing to consent to such amendment of the Original Credit Agreement, as more fully described herein, and upon satisfaction of the conditions set forth herein, this Amendment shall become effective as of the Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendment of Original Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the terms and conditions contained herein, the parties hereto agree as follows:

(a) The definition of “Maturity Date” shall be amended by replacing the reference to “December 29, 2017” therein with “January 31, 2018”;

(b) Section 10.1 shall be amended by inserting new clause (n) therein as follows:

“(n) The Borrower shall fail to promptly, and in any event within two Business Days, provide written notice to the Administrative Agent of any written proposal received or made by any Loan Party or any Affiliate thereof, whether pursuant to any binding or non-binding term sheet, letter of intent, commitment letter or otherwise, with respect to any potential purchase or other acquisition of property, sale, assignment or other disposition of property, merger, consolidation, issue of any equity or issuance or incurrence of any debt, in each case, by or with any Loan Party, which notice shall include a summary of the material terms of such proposal.”

SECTION 3. Condition to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) the following conditions are satisfied:

(a) the Administrative Agent shall have received executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment from the Borrower, the Parent, the Administrative Agent, AEG and the Majority Lenders;

(b) the Administrative Agent shall have received a certificate of an authorized officer of each Loan Party dated as of the Effective Date certifying to the effect that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, board of managers or member, as the case may be, of each Loan Party authorizing the execution, delivery and performance of this Amendment, and that such resolutions have not been modified, rescinded or amended, such resolutions are in full force and effect and there are no plans to modify rescind or amend such resolutions; and

(c) the Administrative Agent shall have received all reasonable and documented out-of-pocket costs and expenses due to the Administrative Agent and the Lenders and required to be paid on the Effective Date (including, to the extent invoiced prior to the Effective Date, the reasonable and documented fees and expenses of Latham & Watkins, LLP, counsel to the Administrative Agent);

For the avoidance of doubt, the breach of any clause in this Section 3 shall become an immediate Event of Default.

SECTION 4. Miscellaneous.

(a) Further Assurances. Each of the Parent and the Borrower shall, and each shall cause each other Loan Party to, at its expense, promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments reasonably requested by the Administrative Agent to comply with, cure any defects or accomplish the conditions precedent, covenants and agreements of the Parent, the Borrower or any other Loan Party, as the case may be, in this Amendment or to further evidence, or to correct any omissions in this Amendment or the Security Instruments, or to state more fully the obligations secured therein, or to perfect, protect or preserve any Liens required pursuant to this Amendment or any of the Security Instruments or the priority thereof, or to make any recordings, file any notices or obtain any consents, all as may be reasonably necessary or appropriate, in the reasonable discretion of the Administrative Agent, in connection therewith.

(b) Confirmation. The provisions of the Loan Documents, as waived or otherwise modified hereby, shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment, without any other waiver, amendment or modification thereof.

(c) Ratification and Affirmation. Each of the undersigned does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents to which it is a party, as modified hereby, and its obligations thereunder. Each of the Borrower and the Parent hereby (i) acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly modified hereby and (ii) represents and warrants to the Lenders that immediately after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing.

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(d) Loan Document. This Amendment and each agreement, instrument, certificate or document executed by the Borrower and the Parent or any of their officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

(e) Miscellaneous. This Amendment (i) shall be binding upon and inure to the benefit of the Loan Parties, the Lenders and the Administrative Agent and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Credit Agreement), (ii) may be modified or amended only in accordance with the Credit Agreement and (iii) may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile transmission or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(f) GOVERNING LAW. THIS AGREEMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NEW ATLAS HOLDINGS, LLC, as Borrower
ATLAS ENERGY GROUP, LLC, as Parent

By:	/s/ Jeffrey Slotterback
Name:	Jeffrey Slotterback
Title:	Chief Financial Officer and Authorized Signatory

TITAN ENERGY MANAGEMENT, LLC

By:	/s/ Jeffrey Slotterback
Name:	Jeffrey Slotterback
Title:	Chief Financial Officer and Authorized Signatory

ATLAS LIGHTFOOT, LLC

By:	/s/ Jeffrey Slotterback
Name:	Jeffrey Slotterback
Title:	Chief Financial Officer and Authorized Signatory

RIVERSTONE CREDIT PARTNERS, L.P.,
as Administrative Agent and as Lender

By: RCP F1 GP, L.P., its general partner

By: RCP F1 GP, L.L.C., its general partner

By:	/s/ Christopher A. Abbate
Name:	Christopher A. Abbate
Title:	Managing Director

AEG ASSET MANAGEMENT, LLC,
as a Lender

By:	/s/ Jeffrey Slotterback
Name:	Jeffrey Slotterback
Title:	Chief Financial Officer

THE LEON AND TOBY COOPERMAN FAMILY FOUNDATION
as a Lender

By:	/s/ Leon G. Cooperman
Name:	Leon G. Cooperman
Title:	Trustee